EQ ADVISORS TRUSTSM

Multimanager Core Bond Portfolio

SUPPLEMENT DATED MAY 4, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Summary Prospectus of the Multimanager Core Bond Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the Multimanager Core Bond Portfolio (the “Portfolio”).

Information Regarding

Multimanager Core Bond Portfolio

Effective immediately, the table in the section of the Prospectus, entitled “Who Manages the Portfolio – Sub-Adviser: SSGA Funds Management, LLC (“SSGA FM”)” is deleted in its entirety and replaced with the following information:

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mahesh Jayakumar, CFA®, FRM	Vice President of SSGA FM	January 2012
Michael Brunell, CFA®	Vice President of SSGA FM	February 2009
Michael Przygoda,CFA®	Principal of SSGA FM	May 2016